UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Cathay General Bancorp filed with the SEC on October 8, 2009. This Form 8-K/A clarifies which portions of the Registrant’s press release announcing its preliminary results of operations for the quarter ended September 30, 2009 are “filed” and which portions are “furnished.” This Form 8-K/A amends and restates in its entirety Item 2.02 and Item 9.01 to add this information.

Item 2.02.	Results of Operations and Financial Conditions.

On October 8, 2009, Cathay General Bancorp announced, in a press release, its financial results for the quarter ended September 30, 2009. That press release is attached hereto as Exhibit 99.1.

The foregoing information and the attached exhibit are intended to be furnished only, and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except that the following information from the financials attached to the press release are hereby filed:

(1)	Table summarizing the charge-offs and recoveries on page 3 of Exhibit 99.1;

(2)	The following line items from the table summarizing the change in the loan composition on page 5 of Exhibit 99.1:

Type of Loans:

Commercial

Residential mortgage

Commercial mortgage

Equity lines

Real estate construction

Installment

Other

(3)	Table summarizing the summary of non-accrual loans by collateral type as of September 30, 2009 on page 6 of Exhibit 99.1;

(4)	Table summarizing the results of changes from December 31, 2008 and June 30, 2009 to September 30,2009 to Cathay General Bancorp’s non-performing assets and troubled debt restructurings on page 7 of Exhibit 99.1 (except that the following line items are NOT filed: Allowance for loan losses and Total gross loans outstanding at period end);

(5)	The following line items from the table summarizing the types and changes of loans past due 30 days or more and still accruing at the dates indicated on page 8 of Exhibit 99.1:

Accruing loans past due 90 days or more

(6)	Cathay General Bancorp Consolidated Financial Highlights table on page 10 of Exhibit 99.1;

(7)	Condensed Consolidated Balance Sheets table on page 11 of Exhibit 99.1;

(8)	Condensed Consolidated Statements of Income table on page 12 of Exhibit 99.1; and

(9)	Average Balances – Selected Consolidated Financial Information table on page 13 of Exhibit 99.1.

Item	9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Cathay General Bancorp dated October 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP (Registrant)

Date: October 9, 2009	By:	/S/ HENG W. CHEN
	Name:	Heng W. Chen
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Cathay General Bancorp dated October 8, 2009.*

*	Previously included with the Form 8-K filed with the SEC on October 8, 2009.